                                                                   EXHIBIT 10.55


                            LEASE APPROVAL AGREEMENT



DATED:   December 18, 1995

AMONG:   NEW CROSSINGS INTERNATIONAL CORPORATION, a Nevada corporation
         ("Lessee")

AND:     NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation ("Lessor")

AND:     The State of Oregon, by and through its
         Housing and Community Services Department
         (the "Department")
         1600 State Street, Suite 100
         Salem, Oregon 97310-0161

                                    RECITALS

         A. Lessor is the owner of a housing development in Albany, Oregon known as the Albany Residential Center, located at 1560 Davidson Street, S.E., Albany, Oregon, and legally described as follows:

                 See Exhibit "A" attached hereto and incorporated herein by reference.

The housing development is hereinafter referred to as the "Development." The Development and the real property upon which the Development is located are encumbered by and subject to certain loan documents, including a Trust Deed and a Regulatory Agreement, which were assumed by Lessor pursuant to that certain Assumption Agreement, dated December 18, 1995 (the "Assumption Agreement"), by and among Crossings International Corporation, Lessor, Lessee and the Department. In connection therewith, Lessor, Lessee, the Department and Crossings International Corporation entered into a side letter agreement (the "Side Letter Agreement") of approximate even date of the Assumption Agreement. Initially capitalized terms that are used herein and not defined herein are used herein as defined in the Assumption Agreement. The Assumption Agreement, the Side Letter Agreement and the Loan Documents are incorporated herein by reference and made a part of this Lease Approval Agreement.

         B. Lessee is a Nevada corporation which will lease and operate the Development.

         C. Lessor and Lessee desire the Department's approval of that certain Lease and Security Agreement dated as of December





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15, 1995 (the "Lease"), between Lessor and Lessee, regarding the lease of the
Development.

                                   AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, including the mutual covenants and agreements of the parties herein contained, the parties agree as follows:

         1. Lessor and Lessee hereby agree that their lease shall be, and is hereby amended to incorporate by reference and be subordinate to the Loan Documents.

         2. Lessee does hereby assume jointly and severally with Lessor all of Lessor's (the "Borrower's") covenants, commitments and obligations to the Department undertaken in the Loan Documents other than the obligation in the Trust Deed and Loan Agreement to make principal and interest payments due under the Note.

         3. Lessee hereby does further agree that except as provided in the Side Letter Agreement, the Department may, in the event of a default by Lessor under the Loan Documents, revoke its approval of the Lease upon 30 days' written notice. The inclusion or exercise of this revocation right by the Department does not limit the Department's right to exercise any other right or remedy available to the Department under this Lease Approval Agreement, any of the Loan Documents, or otherwise.

         4. Lessee hereby does further agree not to assign or to encumber any interest in the Lease or the leasehold estate without prior written consent by the Department.

         5. Lessor hereby does agree to take all reasonable action to facilitate Lessee's compliance with this Agreement.

         6. The Department hereby approves the case dated December 15, 1995, a copy of which is attached hereto and incorporated by reference.

         7. This Agreement shall be governed by the laws of the State of Oregon.

         8. No waiver, amendment, modification, or termination of this Agreement or any provision hereof shall be effective unless all applicable requirements have been satisfied and the amendment, modification, or termination is in writing and signed by the parties hereto, except as otherwise provided herein.

         9. In the event that any term, covenant or condition of this Agreement shall be finally determined by a court of





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competent jurisdiction to be invalid, the term, covenant or condition so determined to be invalid is hereby declared severable and shall not effect the validity of the remaining portions of this Agreement.

        10. This Agrement may be signed in any number of counterparts, each of which shall be considered an original but all of which shall be considered to be one and the same instrument.

        IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


                                LESSOR:

                                NATIONWIDE HEALTH PROPERTIES,
                                INC., a Maryland corporation


                                By:
                                    --------------------------------
                                Its:
                                    --------------------------------

                                LESSEE:

                                NEW CROSSINGS INTERNATIONAL
                                CORPORATION, a Nevada corporation


                                By:  ??????
                                    --------------------------------
                                Its:  Pres.
                                    --------------------------------

                                STATE OF OREGON, acting by and
                                through its HOUSING AND
                                COMMUNITY SERVICES DEPARTMENT


                                By: /s/ Pauline Phillips
                                    --------------------------------
                                    Pauline Phillips
                                    --------------------------------
                                    Manager, Asset & Property
                                    Management Section


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competent jurisdiction to be invalid, the term, covenant or condition so determined to be invalid is hereby declared severable and shall not effect the validity of the remaining portions of this Agreement.

         10. This Agreement may be signed in any number of counterparts, each of which shall be considered an original but all of which shall be considered to be one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                                            LESSOR:

                                            NATIONWIDE HEALTH PROPERTIES, INC.,
                                            a Maryland corporation


                                            By: /s/ J. Andrew Stokes
                                                --------------------------------
                                            Its:Vice President
                                                --------------------------------

                                            LESSEE:


                                            NEW CROSSINGS INTERNATIONAL
                                            CORPORATION, a Nevada corporation



                                            By: /s/
                                                --------------------------------
                                            Its:President
                                                --------------------------------


                                            STATE OF OREGON, acting by and
                                            through its HOUSING AND
                                            COMMUNITY SERVICES DEPARTMENT



                                            By: /s/ Pauline Phillips
                                                --------------------------------
                                                Manager, Asset & Property
                                                Management Section





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                                   EXHIBIT A

Beginning at a point which is on the North right-of-way line of 16th Avenue in the City of Albany, Linn County, Oregon, said point being 1899.48 feet North 88[degree] 51' East, 390.16 feet North l[degree] 25' 10" West and 70.00 feet North 89[degree] 48' 05" West of the Southeast corner of the Abram Hackleman Donation Land Claim No. 62 in Section 8, Township 11 South, Range 3 West, Willamette Meridian, Linn County, Oregon; thence along said Northerly line of 16th Avenue, North 89[degree] 48' 05" West, 1.97 feet; thence along said Northerly line on a 250 foot radius curve to the right, the long chord of which bears North 65[degree] 49' 13" West, 203.22 feet; thence along said Northerly line on a 250 foot radius curve to the left, the long chord of which bears North 56[degree] 06' 27" West, 123.23 feet; thence North 1[degree] 25' 10" West, 189.79 feet; thence North 88[degree] 34' 50" East, 324.73 feet to the Westerly right-of-way line of Davidson Street; thence along said Westerly line on a 375 foot radius curve to the right, the long chord of which bears South 9[degree] 40' 05" West, 51.20 feet; thence along said Westerly line on a 430 foot radius curve to the left, the long chord of which bears South 7[degree] 31' 44" West, 90.70 feet; thence along said Westerly line, South 1[degree] 28' 29" West, 198.05 feet and South 22[degree] 29' 06" West, 12.29 feet to the place of beginning.